UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 4, 2015

BERRY PLASTICS GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	1-35672	20-5234618
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Oakley Street
Evansville, Indiana 47710
 (Address of principal executive offices / Zip Code)

(812) 424-2904
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 4, 2015, upon approval by our stockholders at the Annual Meeting,  Berry Plastics Group, Inc. (the “Company”) adopted the 2015 Berry Plastics Group, Inc. Long-Term Incentive Plan (the “2015 Plan”).  Also on March 4, 2015, the Board of Directors amended the 2006 Equity Incentive Plan and the 2012 Long-Term Incentive Plan (together, the “Former Plans”) to prohibit the future grant of any awards under either of the Former Plans.

For a more detailed summary of the terms and conditions of the 2015 Plan and the amendments to the Former Plans, see “Proposal 3: Approval of the 2015 Berry Plastics Group, Inc. Long-Term Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 26, 2015 (the “Proxy Statement”), which description is incorporated herein by reference.  That detailed summary of the 2015 Plan and the amendments to the Former Plans is qualified in its entirety by reference to the full text of the 2015 Plan and the amendments to the Former Plans, which are filed as Exhibits 10.1, 10.2 and 10.3 hereto and incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 6, 2015, the Company filed the Amended and Restated Certificate of Incorporation (the “Certificate”) with the Secretary of State of the State of Delaware.  The Certificate amends and restates a number of obsolete provisions relating to the ownership of the Company’s common stock by certain investment vehicles affiliated with Apollo Management V, L.P. and Apollo Management VI, L.P. and by certain affiliates of Graham Partners, Inc. and the Amended and Restated Stockholders Agreement, dated October 10, 2012, by and among the Company and the stockholders of the Company listed on Exhibit A thereto.  The Certificate was approved by the Company’s stockholders at the Annual Meeting held on March 4, 2015.  The foregoing description of the Certificate is not complete and is subject to and qualified in its entirety by reference to the Certificate attached hereto as Exhibit 3.1, which is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 4, 2015, the Company held its 2015 Annual Meeting of Stockholders at the Tropicana Executive Conference Center located at 450 NW Riverside Dr., Evansville, Indiana 47708 (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders approved (i) the election of three returning directors to the Company’s Board of Directors, each for a term of three years, (ii) the proposed Amended and Restated Certificate of Incorporation, (iii) the adoption of the 2015 Berry Plastics Group, Inc. Long-Term Incentive Plan, and (iv) the ratification of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending September 26, 2015.  The proposals presented at the Annual Meeting are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on January 26, 2015.

As of the record date for the Annual Meeting, there were 118,802,903 shares of common stock issued and outstanding and entitled to vote on each matter presented for vote at the Annual Meeting.  At the Annual Meeting, 108,792,379 shares of common stock, or 91.57% of the issued and outstanding shares of common stock entitled to vote, were represented in person or by proxy. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Item 1:    Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert A. Steele	97,551,606	670,197	10,570,576
Jonathan D. Rich	96,317,430	1,904,373	10,570,576
Robert V. Seminara	95,864,689	2,357,114	10,570,576

Item 2:   Approval of the Second Amended and Restated Certificate of Incorporation
Votes For	Votes Against	Abstentions
98,175,611	5,018	41,174

Item 3:   Approval of the 2015 Berry Plastics Group, Inc. Long-Term Incentive Plan
Votes For	Votes Against	Abstentions
90,294,992	7,890,728	36,083

Item 4:   Ratification of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending September 26, 2015
Votes For	Votes Against	Abstentions
108,512,322	256,145	23,912

Item 9.01                      Financial Statements and Exhibits

Exhibit
Number                                Description

3.1	Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on March 6, 2015.
10.1	Amendment No. 3 to the Berry Plastics Group, Inc. 2006 Equity Incentive Plan.
10.2	Amendment No. 2 to the Berry Plastics Group, Inc. 2012 Long-Term Incentive Plan.
10.3	2015 Berry Plastics Group, Inc. Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERRY PLASTICS GROUP, INC.
(Registrant)

	By:	/s/ Jason K. Greene
March 10, 2015	Name:	Jason K. Greene
	Title:	Executive Vice President and General Counsel